UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

RED ROCK RESORTS, INC.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Explanatory Note

Red Rock Resorts, Inc. (the “Company”) is filing this Amendment No. 2 to Schedule 14A solely to amend and replace the proxy card included in the Definitive Proxy Statement filed with the Securities and Exchange Commission on May 26, 2017 (the “Proxy Statement”) to correct matters relating to the voting choices on the proxy card with respect to Proposal 1, the election of five director nominees. While the version of the proxy card originally filed with the Proxy Statement was provided to holders of the Company’s common stock, the correct version of proxy card was subsequently provided to holders of the Company’s common stock along with the explanatory cover note that appears below.

RED ROCK RESORTS, INC.

Find enclosed a revised proxy card relating to the 2017 annual meeting of stockholders of Red Rock Resorts, Inc. This revised proxy card is being sent to you to correct the voting choices with respect to Proposal 1, the election of five director nominees, contained in the proxy card that was originally sent to you.

Please disregard the proxy card you previously received and cast your vote for the annual meeting of stockholders on the enclosed proxy card.

If you have already cast your vote using the proxy card you previously received, voting again on the enclosed proxy card will revoke your prior vote, so please vote on all items of business on the enclosed proxy card even if you previously voted on these items.

If you have already cast your vote using the proxy card you previously received and do not submit a vote on the enclosed proxy card, the votes you cast “FOR” the director nominees on the previously received proxy card will be counted as votes “FOR” the director nominees and votes cast “AGAINST” or with respect to which you marked “ABSTAIN” will be counted as votes marked “WITHHOLD”.

We thank you for your attention to this matter.

To withhold authority to vote for any individual Voting Items For Withhold For All nominee(s), mark “For All Except” and write the All All Except number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote “FOR” each of the Board of Directors’ nominees ! ! ! below: Proposal 1 - Election of 5 director nominees Nominees: 01) Frank J. Fertitta III 04) Robert E. Lewis 02) Lorenzo J. Fertitta 05) James E. Nave, D.V.M. 03) Robert A. Cashell, Jr. The Board of Directors recommends a vote “FOR” proposals 2 and 4 and “EVERY YEAR” for proposal 3 below: For Against Abstain Proposal 2 - Advisory vote to approve the compensation of our named executive officers. ! ! ! 1 Year 2 Years 3 Years Abstain Proposal 3 - Advisory vote to approve the frequency of our future stockholder advisory votes approving the compensation of ! ! ! ! our named executive officers. For Against Abstain Proposal 4 - Ratification of the appointment of Ernst & Young LLP as our independent auditor for 2017. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If you properly submit a proxy, it will be voted in accordance with your instructions. E30955-P93615

RED ROCK RESORTS, INC. Annual Meeting of Stockholders To be held on July 6, 2017 at 11:00 a.m. This proxy is solicited by the Board of Directors The undersigned hereby appoints Frank J. Fertitta III, Richard J. Haskins and Stephen L. Cootey, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of Red Rock Resorts, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Red Rock Resorts, Inc., a Delaware corporation, to be held on Thursday, July 6, 2017, at 11:00 a.m., Pacific Time at www.virtualshareholdermeeting.com/RRR, for the purposes listed on the reverse side and at any and all continuation(s) and adjournment(s) of that meeting, with all powers that the undersigned would possess if personally present, upon and in respect to the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting. THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED: FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT, FOR PROPOSALS 2 AND 4 AND FOR EVERY YEAR FOR PROPOSAL 3, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY CONTINUATION(S) AND ADJOURNMENT(S) THEREOF. PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES. Authorized Signatures - This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date) E30956-P93615

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 6, 2017. RED ROCK RESORTS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: May 8, 2017 Date: July 6, 2017 Time: 11:00 a.m., Pacific Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/RRR. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/RRR and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). RED ROCK RESORTS, INC. You are receiving this communication because you hold 1505 SOUTH PAVILION CENTER DRIVE shares in the company named above. LAS VEGAS, NV 89135 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain E30953-P93615

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT AND ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy . Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 22, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/RRR. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. E30954-P93615